UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) May 16, 2003

Boston Biomedica, Inc.

(Exact Name Of Registrant As Specified In Its Charter)

Massachusetts
(State or Other Jurisdiction of Incorporation)

0-21615	04-2652826
(Commission File Number)	(I.R.S. Employer Identification No.)

375 West Street, West Bridgewater, MA	02379-1040
(Address of Principal Executive Offices)	(Zip Code)

(508) 580-1900
(Registrant’s Telephone Number, Including Area Code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Press release dated May 16, 2003 of Boston Biomedica, Inc. (the “Company”) announcing its financial results for the first quarter ended March 31, 2003.

Item 9. Regulation FD Disclosure (Information Furnished in this Item 9 is Furnished Under Item 12).

        On May 16, 2003, the Company issued a press release announcing its financial results for the first quarter ended March 31, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein in its entirety by reference.

        Limitation on Incorporation by Reference.    The information furnished in this Item 9 (which is being furnished under Item 12) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

        Cautionary Note Regarding Forward-Looking Statements.     Except for historical information contained in the press release attached as an exhibit hereto, the press release contains forward-looking statements which involve certain risks and uncertainties that could cause actual results to differ materially from those expressed or implied by these statements. Please refer to the cautionary note in the press release regarding these forward-looking statements.

SIGNATURE

                Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 19, 2003	BOSTON BIOMEDICA, INC.

	By:	/s/ Kevin W. Quinlan
Kevin W. Quinlan, President, Chief Operating Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press release dated May 16, 2003 of Boston Biomedica, Inc. announcing its financial results for the first quarter ended March 31, 2003.